UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2007

Whitestone REIT
(Exact Name of Registrant as Specified in Its Charter)

Hartman Commercial Properties REIT
(Former Name of Registrant)

Maryland	000-50256	76-0594970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2600 South Gessner, Suite 500
Houston, Texas 77063
(Address of principal executive offices)
(Zip Code)

(713) 827-9595
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Whitestone REIT announced on October 30, 2007 that the United States Court of Appeals for the Fifth Circuit affirmed the preliminary ruling of the trial court prohibiting our former chairman and CEO from proceeding with a proxy consent solicitation in which he was attempting to remove the company’s present board members.

In ruling in favor of Whitestone REIT, the Fifth Circuit Appeals Court affirmed that changes that the Board of Trustees made to our by-laws and declaration of trust on December 2, 2006, were permissible and valid under the anti-takeover statutes of the state of Maryland, where Whitestone REIT is incorporated.

A copy of the decision by the United States Court of Appeals for the Fifth Circuit and the press release are  furnished herewith as Exhibit 99.1 and Exhibit 99.2, to the Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Decision by the United States Court of Appeals for the Fifth Circuit
99.2	Press Release dated October 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whitestone REIT

Dated: November 1, 2007	By:	/s/ David K. Holeman
		Name:	David K. Holeman
		Title:	Chief Financial Officer